Exhibit 10.1





                            THERMO POWER CORPORATION

                           DIRECTORS STOCK OPTION PLAN

             As amended and restated effective as of January 1, 1995



   1.   Purpose

        The purpose of this Directors Stock Option Plan (the "Plan") of Thermo Power Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's growth and progress and to provide them with a further incentive to become directors and to continue as directors of the Company. The Plan is intended to be a nonstatutory stock option plan.

   2.   Administration

        The Board of Directors, or a Committee (the "Committee") consisting of two or more directors of the Company appointed by the Board of Directors, shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the options to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any stock options granted under it shall be determined by the Board of Directors or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

   3.   Participation in the Plan

        Directors of the Company who are not employees of the Company or any subsidiary or parent of the Company shall be eligible to participate in the Plan. Directors who receive grants of stock options in accordance with this Plan are sometimes referred to herein as "Optionees."

   4.   Stock Subject to the Plan

        The maximum number of shares that may be issued under the Plan shall be twenty-five thousand (25,000) shares of the Company's $.10 par value Common Stock (the "Common Stock"), and twenty-five thousand (25,000) shares of the common stock of each Spinout Subsidiary (as defined in Section 5(B)) as of the date of the Annual Meeting of Stockholders on which options to purchase such common stock are first granted to eligible Directors as provided in Section 5(B), each subject to adjustment as provided in Section
   9. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for options thereafter to be granted.







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   5.   Terms and Conditions

        A.   Annual Stock Option Grants

             Each Director  of  the  Company who  meets  the  requirements  of
   Section 3 and who is holding office immediately following the Annual Meeting of Stockholders, commencing with the Annual Meeting of Stockholders held in calendar year 1995, shall be granted an option to purchase 1,000 shares of Company common stock at the close of business on the date of such Annual Meeting. Options granted under this Subsection B shall be exercisable as to 100% of the shares subject to the option as set forth in
   Section 5(C)(1), but shares acquired upon exercise are subject to repurchase by the Company at the exercise price in the event that the Optionee ceases to serve as a director of the Company, Thermo Electron Corporation ("Thermo Electron") or any subsidiary of Thermo Electron, prior to the first anniversary of the grant date, for any reason other than death.

        B.   Subsidiary Stock Option Grants.

        Each Director of the Company who meets the requirements of Section 3 and this Section 5(B), from time to time in accordance with this Section 5(B), shall be granted an option to purchase shares of the common stock of each majority-owned subsidiary of the Company, the common stock of which shall have become publicly traded or a portion of which shall have been sold primarily to third parties in a private placement or other arms-length transaction (such transaction being referred to herein as a "Spinout Transaction", and such subsidiary being referred to herein as a "Spinout Subsidiary"), upon the following terms and conditions.

        Each eligible Director who is not a Director of the Spinout Subsidiary shall be granted an option to purchase 1,500 shares of common stock of the Spinout Subsidiary as of the close of business on the date of the Company's Annual Meeting of Stockholders that first occurs after the Spinout Transaction, and also as of the close of business on the date of every fifth Annual Meeting of Stockholders of the Company that occurs thereafter during the duration of this Plan.

        Options granted under this Section 5(B) shall vest and be exercisable as to 100% of the shares of common stock subject to the option on the fourth anniversary of the grant date of the option, unless, prior to such anniversary, the underlying common stock shall have been registered under
   Section 12 of the Securities and Exchange Act of 1934, as amended (referred to herein as "Section 12 Registration"). From and after 90 days after the effective date of Section 12 Registration, options granted hereunder shall be immediately exercisable as to 100% of the shares subject to the option, subject to the right of the Company to repurchase the shares at the exercise price in the event the Optionee ceases to serve as a director of the Company, or any subsidiary of the Company or Thermo Election during the option term. The right of the Company to so repurchase the shares shall lapse as to one-fourth of the shares granted on each of the first, second, third and fourth anniversaries of the grant date of the option, provided the Optionee has remained continuously a director of the Company, Thermo Electron or any subsidiary of Thermo Electron since the grant date. In all other respects, the option shall be subject to the general terms and conditions applicable to all option grants as set forth below in Section 5(C), including the determination of the exercise price of such option.



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        No Director,  who is  otherwise  eligible under  Section 3,  shall  be eligible under this Section 5(B) to receive grants of stock options in Spinout Subsidiaries, if such Director also serves as a director of such Spinout Subsidiary.

        In the event any subsidiary shall become a "Spinout Subsidiary" as defined herein, then there shall be immediately reserved for transfer hereunder, on the date options to purchase common stock of the Spinout Subsidiary are first granted to eligible Directors and without further action required by the Board of Directors or Stockholders of the Company, twenty-five thousand (25,000) shares of the common stock of such Spinout Subsidiary.

        C.   General Terms and Conditions Applicable to All Grants.

        1. Except as otherwise provided in Section 5(B), options shall be exercisable at any time from and after the six-month anniversary of the grant date and prior to the date which is the earliest of:

             (a)  three years after the  grant date for options granted  under
             Section 5(A) and five years after the grant date for options granted under Section 5(B), (b) three months after the later of the date (i) the Optionee either ceases to meet the requirements of Section 3 or (ii) otherwise ceases to serve as a director of the Company, Thermo Electron or any subsidiary of Thermo Electron (six months in the event the Optionee ceases to meet the requirements of this Subsection by reason of his death), or (c) the date of dissolution or liquidation of the Company.

        2. The exercise price at which Options are granted hereunder shall be the average of the closing prices reported by the national securities exchange on which the common stock is principally traded for the five trading days immediately preceding and including the date the option is granted or, if such security is not traded on an exchange, the average last reported sale price for the five-day period on the NASDAQ National Market List, or the average of the closing bid prices for the five-day period last quoted by an established quotation service for over-the-counter securities, or if none of the above shall apply, the last price paid for shares of the Common Stock by independent investors in a private placement; provided, however, that such exercise price per share shall not be lower than the par value per share or less than 50% of the fair market value of the Common Stock until such time as the Company elects to be subject to Rule 16b-3 as amended by SEC Rel. No. 33-28869.

        3. All options shall be evidenced by a written agreement substantially in such form as shall be approved by the Board of Directors or Committee, containing terms and conditions consistent with the provisions of this Plan.

   6.   Exercise of Options

        A.   Exercise/Consideration

        An option may be exercised in accordance with its terms by written notice of intent to exercise the option, specifying the number of shares of stock with respect to which the option is then being exercised. The notice

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   shall be accompanied by payment  in the form of cash  or shares of   common
   stock of the Company (as to options to purchase Company Common Stock) or the Spinout Subsidiary (as to options to purchase common stock of the Spinout Subsidiary, but only if the common stock is then publicly traded) (the shares so tendered referred to herein as "Tendered Shares") with a then current market value equal to the exercise price of the shares to be purchased; provided, however, that such Tendered Shares shall have been acquired by the Optionee more than six months prior to the date of exercise
   (unless such requirement  is waived in  writing by the  Company).   Against
   such payment the Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased, registered in the name of the Optionee or other person exercising the option. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Director to take any action in connection with shares being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense.

        B.   Tax Withholding

        The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

   7.   Transferability

        Options shall not be transferable, otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "Qualified Domestic Relations Order"). Options may be exercised during the life of the Optionee only by the Optionee or a transferee pursuant to a Qualified Domestic Relations Order.

   8.   Limitation of Rights to Continue as a Director

        Neither the Plan, nor the quantity of shares subject to options granted under the Plan, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.


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   9.   Changes in Common Stock

        If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate proportionate adjustment may be made in the maximum number or kind of shares reserved for issuance under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.

   10.  Limitation of Rights in Option Stock

        The Optionees shall have no rights as stockholders in respect of shares as to which their options shall not have been exercised, certificates issued and delivered and payment as herein provided made in full, and shall have no rights with respect to such shares not expressly conferred by this Plan or the written agreement evidencing options granted hereunder.

   11.  Stock Reserved

        The Company shall at all times during the term of the options reserve and keep available such number of shares of the Common Stock as will be sufficient to permit the exercise in full of all options granted under this Plan and shall pay all other fees and expenses necessarily incurred by the Company in connection therewith.

   12.  Securities Laws Restrictions

        A.   Investment Representations.

        The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

        B.   Compliance with Securities Laws.

        Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be

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   deemed to  require the  Company to  apply for  or to  obtain such  listing, registration or qualification, or to satisfy such condition.

   13.  Change in Control

        13.1 Impact of Event

        In the event of a "Change in Control" as defined in Section 13.2, the following provisions shall apply, unless the agreement evidencing the Award otherwise provides:

        (a) Any stock options awarded under the Plan that were not previously exercisable and vested shall become fully exercisable and vested.

        (b) Shares purchased upon the exercise of options subject to restrictions and to the extent not fully vested, shall become fully vested and all such restrictions shall lapse so that shares issued pursuant to such options shall be free of restrictions.

        13.2 Definition of "Change in Control"

        "Change in Control" means any one of the following events: (i) when, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Exchange Act and the Rules and Regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, or the beneficial owner of 25% or more of the outstanding common stock of Thermo Electron Corporation ("Thermo Electron"), without the prior approval of the Prior Directors of the Company or Thermo Electron, as the case may be, (ii) the failure of the Prior Directors to constitute a majority of the Board of the Company or of the Board of Directors of Thermo Electron, as the case may be, at any time within two years following any Electoral Event, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company or Thermo Electron. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

        (a) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange
        Act);

        (b) "Prior Directors" shall mean the persons sitting on the Company's or Thermo Electron's Board of Directors, as the case may be, immediately prior to any Electoral Event (or, if there has been no Electoral Event, those persons sitting on the applicable Board of Directors on the date of this Agreement) and any future director of the Company or Thermo Electron who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company or Thermo Electron, as the case may be; and

        (c) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's or Thermo Electron's Common Stock, not approved by the Prior Directors, by any Person other than the Company, Thermo Electron or a subsidiary of Thermo Electron.

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   14.  Amendment of the Plan

        The provisions of Sections 3 and 5 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the Stockholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

        The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an option previously granted to him or her. With the consent of the Optionees affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

   15.  Effective Date of the Plan

        The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable until six months after the Plan is approved by the Stockholders of the Company.

   16.  Notice

        Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

   17.  Governing Law

        The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.









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